Contract Assets - Aggregate Amount of the Transaction Price Allocated to the Unsatisfied Performance Obligations (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Unsatisfied long-term SDI contracts
Expected to be recognized as revenue within one year	$ 14,922
Expected to be recognized as revenue after one year	0
Deferred revenue expected to be recognized	$ 14,922